EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of the undersigned certifies that the Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q for the period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Coinmach Corporation.



/s/ Stephen R. Kerrigan                      /s/ Robert M. Doyle
--------------------------------------       -----------------------------------
Stephen R. Kerrigan                          Robert M. Doyle
Chief Executive Officer                      Chief Financial Officer
Coinmach Corporation                         Coinmach Corporation